[GRAPHIC OMITTED -- FLAGS]

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

FIRST QUARTER REPORT - MARCH 31, 2001

                                                [PHOTO OF HART WOODSON OMITTED.]

                                                                   HART WOODSON



TO OUR SHAREHOLDERS,

      Gone are the days of Federal Reserve Board (the "Fed") Chairman Alan Greenspan's "irrational exuberance." Now that the global slowdown is upon us, the key question has become: when and how quickly will the recovery occur? We are not clairvoyant. However, one thing we do know is that convertible securities offer investors an attractive investment vehicle in the current uncertain environment.

      Mr. Market continues to present us with a number of attractive investment opportunities. We believe that Japan is at a turning point as the Bank of Japan ("BOJ") has moved toward monetary easing. Continued restructuring in Europe will prove to be the catalyst for unlocking shareholder value. In the U.S., we are encouraged by the prospects for lower taxes and interest rates. We are delighted by the opportunity to buy great businesses at a discount to their intrinsic value. By doing so via convertible securities, we expect to weather the storm with lower volatility and higher income. We thank you for your support of our investment process, and look forward to continued success in the years ahead.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, the Gabelli Global Convertible Securities Fund's (the "Fund") total return declined 5.82%. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets declined 5.73%, 0.57% and 12.41%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund fell 26.76% over the trailing twelve-month period. The Warburg Dillon Read Global Convertible Index and Morgan Stanley World Free Index declined 19.84% and 25.49%, while the Merrill Lynch Global Bond Index rose 3.78%, over the same twelve-month period.

      For the three-year period ended March 31, 2001, the Fund's total return averaged 6.17% annually versus average annual total returns of 7.60%, 3.95%, and 0.80% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global bond Index and Morgan Stanley Capital International World Free Index, respectively.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

                                                                    Quarter
                                                  -------------------------------------------
                                                   1st         2nd          3rd         4th          Year
---------------------------------------------------------------------------------------------------------
 2001:    Net Asset Value .......................  $9.94        --          --           --           --
          Total Return ..........................  (5.8)%       --          --           --           --
---------------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value ....................... $15.04      $13.21      $11.81      $10.86        $10.86
          Total Return ..........................  10.6%       (10.2)%      (8.4)%      (5.5)%       (14.0)%
---------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ....................... $10.89      $11.91      $12.71      $13.88        $13.88
          Total Return ..........................   7.6%        9.4%        6.7%       20.3%         51.1%
---------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ....................... $10.43      $10.36       $9.09      $10.12        $10.12
          Total Return ..........................  11.1%        (0.7)%     (12.3)%     12.2%          8.6%
---------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ....................... $10.27      $10.98      $11.15       $9.39         $9.39
          Total Return ..........................   0.9%        6.9%        1.5%        (6.1)%        2.8%
---------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ....................... $11.34      $11.55      $11.41      $10.18        $10.18
          Total Return ..........................   5.1%        1.9%       (1.2)%       (0.3)%        5.5%
---------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ....................... $10.09      $10.64      $11.05      $10.79        $10.79
          Total Return ..........................   1.6%        5.5%        3.9%        1.2%         12.6%
---------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ....................... $10.38      $10.37      $10.64       $9.93         $9.93
          Total Return ..........................   3.8%(b)     (0.1)%      2.6%        (5.2)%        0.9%(b)
---------------------------------------------------------------------------------------------------------------

----------------------------------------------
                Average Annual Returns
                ----------------------
                  (Class AAA Shares)
                  ------------------
                  March 31, 2001 (a)
                  ------------------
  1 Year ........................    (26.76)%
  5 Year ........................      6.52%
  Life of Fund (b) ..............      7.13%
----------------------------------------------

----------------------------------------------------------------
                        DIVIDEND HISTORY
                        ----------------
Payment (ex) Date        Rate Per Share       Reinvestment Price
-------------------  ---------------------  --------------------
December 27, 1999            $1.390                 $13.67
December 28, 1998            $0.080                 $ 9.96
December 30, 1997            $1.070                 $ 9.33
December 31, 1996            $1.200                 $10.18
December 29, 1995            $0.393                 $10.79
December 20, 1994            $0.160                 $ 9.93

(a) Total returns and average annual returns for the Class AAAShares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
                         MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                         ----------------------------------------

Reinvestment Date       Reinvestment Price       Reinvestment Date       Reinvestment Price
-------------------  -----------------------  ------------------------  --------------------
January 27, 2000            $14.05               September 27, 2000          $11.64
February 25, 2000           $15.28               October 27, 2000            $11.22
March 29, 2000              $15.26               November 28, 2000           $10.80
April 26, 2000              $13.64               December 27, 2000           $10.75
May 26, 2000                $12.62               January 29, 2001            $10.94
June 28, 2000               $13.38               February 26, 2001           $10.48
July 27, 2000               $12.82               March 28, 2001              $10.04
August 29, 2000             $12.58

      For the five-year period ended March 31, 2001, the Fund's total return averaged 6.52% annually versus average annual total returns of 8.85%, 4.38% and 7.81% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index, respectively. Since inception on February 3, 1994 through March 31, 2001, the Fund had a cumulative total return of 63.80%, which equates to an average annual total return of 7.13%.


MULTI-CLASS SHARES

     The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. The previous discussion of fund performance focuses on our Class AAA Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The performance of Class A, Class B, and Class C Shares (which have been outstanding for less than twelve months) would be slightly lower due to the additional expenses associated with these Classes of shares.


OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.


OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.


GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

United States    45.2%              Latin America      2.6%
Europe           30.0%              Asia/Pacific Rim   1.9%
Japan            20.3%


WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.


COMMENTARY

JAPAN: AT A TURNING POINT?

      As measured by the quarterly Tankan survey, business confidence in Japan has declined sharply. The figure, which measures the sentiment of large manufacturers, fell 15 points to -5 from +10 in December. This was one of the largest declines on record. The fall reflects the recent drop in Japanese exports and industrial production. As usual, forecasts for real Gross Domestic Product ("GDP") growth in the fiscal year 2001 (i.e. the year ending March 2002) vary widely ranging from -0.7% to +1.8%.

      The Japanese economy continues to be plagued by the overhang of bad debt in the banking system. The banks generate 4.5 trillion yen of operating profits per year and have 24 trillion yen of loan losses to work off, or 5.3 years worth. The government is currently trying to expedite a plan to accelerate write offs and cleanse the system. Such a plan is politically unpopular because it would precipitate an increase in bankruptcies and unemployment. To prepare the way for this difficult medicine, the BOJ has returned to its zero interest rate policy ("ZIRP"), and has indicated a policy shift to some form of "quantitative" easing in monetary policy. In other words, increase money supply growth from 3% to 15%. Such a policy is likely to stimulate inflation and weaken the yen, two policy objectives normally avoided by central banks. However, since fiscal spending and the ZIRP have failed, this is the only alternative left. We believe this is an important turning point for the Japanese economy and stock market, which has fallen to a 16 year low. In 1933, similar policy actions were taken in the United States with marked success. Consequently, we see a number of attractive investment opportunities. In fact, in March, two of our convertible investments were top performers: Sony and Tanabe Seiyaku. To guard against further Yen weakness, we will continue to hedge our currency exposure by selling Yen forward against dollars. By so doing, we also benefit by earning the interest rate differential of about 5%.


EUROPE: WEATHER THE STORM?

      The Europeans would like to argue that they are immune from the U.S. induced slowdown. Unfortunately, this may be wishful thinking if Germany is any proxy for Europe. Business confidence, as measured by the Ifo survey, fell from
97.5 in January to 94.9 in February. Consequently, economists have been reducing their 2001 GDP estimates from 2.5% to 2.0%. At 2.6%, inflation is not a concern and has likely peaked with oil prices moderating and the Euro showing signs of recovery. We believe the European Central Bank ("ECB") will shortly join its brethren and reduce short-term rates, which currently stand at 4.75%, in order to stimulate growth.

      The bull case for Europe continues to be underpinned by forthcoming tax, pension, and labor reform. Although expectations for earnings growth have moderated, they are still expected to rise by about 10%. The move to shareholder value and corporate restructuring will continue to unlock attractive investment opportunities. Last quarter, one of our largest holdings, Groupe Bruxells
Lambert ("GBL"), traded its holding in the RTL Group for a 25% stake in Bertelsmann, the German based media giant, thereby creating significant value for GBL shareholders.

UNITED STATES: THE ALPHABET DEBATE

      Now that the global economic slowdown is upon us, the debate has shifted to when and how quickly the recovery will occur. Will it be "V", "U", or "L" shaped? We do not know? However, we do know that Mr. Market remains focused on short-term disappointments rather than long-term fundamentals. This provides us with attractive investment opportunities. A case in point would be Sealed Air Corporation; the New Jersey based packaging company. The share price had been cut in half due to concerns over the effect of higher oil prices on operating margins and the consequences of "Mad Cow" disease on European sales (i.e. only 1% of total sales). With the stock at $30, our estimate of intrinsic value was over $60 per share. The company's convertible preferred stock, on a 6.15% current yield and 22% conversion premium, offered an attractive investment vehicle by which to be "paid to wait" for a catalyst to unlock this value. We were not alone in our assessment of Sealed Air's hidden value. On Valentine's Day, Warren Buffett revealed that he had acquired over a 5% stake in the company. This proved to be the catalyst that catapulted the stock price, and the convertible, up over 13%.


LET'S TALK CONVERTS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AXA (2.50%, 01/01/14) is a French-based corporation that offers insurance, reinsurance, and asset management services. The company has international operations in the Americas, Europe, Africa, and Asia. The company had been strengthened by three recently concluded transactions: the sale of Donaldson, Lufkin, & Jenrette to Credit Suisse Group; the acquisition of Nippon Dantai, a Japanese life insurance company; and the acquisition of US money manager Sanford Bernstein.

With Axa's stock trading at 125 Euros, the 2.50% convertible due in 2014 trades at 99.70% on a 29% conversion premium.

BURR-BROWN CORP. (4.25%, 02/15/07) is a global developer, manufacturer, and marketer of analog and mixed signal integrated circuits. In August of last year, Texas Instruments (TXN - $30.98 - NYSE) purchased the company for US $7.6 billion in stock. Texas Instruments is the world's leader in digital signal processors (DSPs) and analog semiconductors. DSPs are an important component of digital electronic equipment and are used in such products as cars, camcorders, modems and VCRs. In addition, TXN is well positioned to capture the lion's share of embedded DSP baseband solutions for GPRS and 3G phones, expected to be launched later this year, and expects to be the No. 1 worldwide supplier of DSL chipsets and Voice over Packet technology in the emerging broadband arena. Last year, TXN had sales of $11.8 billion.

With the stock at $33.40, the convertible trades at 110.91% on a 47.61% premium to parity and enjoys a 3.57% yield advantage over the common stock.

GROUPE BRUXELLES LAMBERT (2.50%, 07/09/03) is a Belgian based holding company with interests in utility, media, and manufacturing businesses. On February 5, 2001 the company announced that it will exchange its 30% stake in the television and radio broadcasting company RTL Group, for a 25% interest in Bertelsmann, the German media company. This transaction unlocked considerable value for shareholders. GBL also owns a 3.4% stake in oil company TotalFinaElf, and a 7.3% stake in the utility company Suez Lyonnaise des Eaux. We believe GBL is an attractive investment because its share price trades at a significant discount to the current market value of its holdings. Given the current restructuring trends in Europe, we do not believe this level of discount is warranted.

With the stock at 315 Euros, the convertible trades at 127.65% on a 4.18% premium to parity.

PORTUGAL TELECOM INTERNATIONAL FINANCE (1.50%, 06/07/04) provides the majority of domestic and international fixed telephone services in Portugal, along with a growing share of cellular, cable television, and multimedia services. The company recently joined forces with Commerce One Inc., a leading e-commerce company, to create a new business-to-business electronic marketplace (PT Electronic Marketplace). Portugal Telecom has also acquired control of wireless phone services in Brazil (Telesp Cellular) and Morocco, where there is significant demand for wireless products.

The convertible, which is rated A+ by Standard and Poor's, trades at 105.13% on a 16% premium with the stock at 9.70 Euros.

SATO CORP. (0.55%, 09/30/03) manufactures price-labeling equipment, including bar code hand labelers and electronic printers. The company also produces weight labels and merchandise seals. Sato has international operations in Malaysia, Singapore, the United States and the United Kingdom. Sato has been effectively controlling costs while developing its global distribution network through its overseas subsidiaries.

This bond trades at 97.10% on a 55.08% premium with the stock at 700 yen.

SONY CORP. (1.40%, 3/31/05), headquartered in Tokyo, is a leading manufacturer of audio and video equipment, communications and information technology products for the consumer and professional markets. It's music, motion pictures, television production, computer entertainment operations and online businesses make Sony one of the most comprehensive entertainment companies in the world.

The convertible rated BBB by Mikuni, trades at a 4.5% premium to parity at 226.5% with the stock at 8,660 yen.

UNITED STATES CELLULAR CORP. (ZERO COUPON, 06/13/15) is a Chicago-based wireless telecommunications provider that operates wireless properties covering 25.1 million people and currently services over 3 million subscribers. Its properties are clustered throughout rural areas in the Midwest, Mid-Atlantic, Southwest, and New England. The company reported revenues and EBITDA growth of 9% and 15% respectively for fiscal year 2000, and 18% customer growth year over year. The company continued its share buyback program in the quarter and has authorized an additional repurchase of up to 1.4 million shares or 1.6% of shares outstanding.

The BBB+ rated zero coupon convertible bonds were issued at a price of 30.64% in June of 1995. With the stock at $64, they now trade at 60.95%, a slight discount to parity.

TANABE SEIYAKU CO. LTD., (0.60%, 3/31/08), founded 323 years ago in 1678, is one of Japan's leading pharmaceutical companies. Tanabe has developed special strengths in a number of fields, and the company's capabilities in cardiovascular system agents are particularly highly regarded. As Japan's society rapidly ages, the markets for drugs for hypertension, heart disease, cerebral function disorders, and cardiovascular disorders are receiving increased attention, and the company is bolstering its positions in these markets.

The convertible trades at 130% on a slight discount to parity, with the stock at 1,018 yen.

YAMANOUCHI PHARMACEUTICAL CO. LTD. (1.50%, 12/31/02) is Japan's third largest drug maker. In the fiscal year ended March 2000, the company had sales of 433 billion yen ($3.7 billion). Yamanouchi licensed the rights to sell Lipitor, the cholesterol-lowering drug, in Japan. Sales of the drug have gotten off to a promising start and are expected to achieve the 20 billion yen target ($161 million) for the fiscal year ended March 2001.

The convertible bond trades on a 10.41% premium at 135% with the stock at 4,440 yen.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO               WHEN
                              ---               ----
      Special Chats:          Mario J. Gabelli  First Monday of each month
                              Howard Ward       First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         MAY                 JUNE             JULY
                         ---                 ----             ----
      1st Wednesday      Ivan Arteaga        Hart Woodson     July 4th - Holiday
      2nd Wednesday      Walter Walsh        Kellie Stark     Charles Minter
      3rd Wednesday      Jeff Fahrenbruch    Ivan Arteaga     Walter Walsh
      4th Wednesday      Tim O'Brien         Barbara Marcin   Barbara Marcin
      5th Wednesday      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The current market environment is plagued by uncertainty and volatility. This provides the long-term investor with many attractive investment opportunities. We are delighted by the chance to buy great businesses at a deep discount to their intrinsic value. We believe that convertible securities, with their lower volatility and higher income, are ideally suited for this environment. We thank you for your continued support of our investment process.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.


                                   Sincerely,


                                   /S/ SIGNATURE 0F A. HARTSWELL WOODSON

                                   A. HARTSWELL WOODSON, III
                                   Portfolio Manager

April 19, 2001



---------------------------------------------------------------------------
                           TOP TEN HOLDINGS
                            MARCH 31, 2001
                            --------------
Swiss Life Finance Ltd.                      Sato Corp.
Groupe Bruxelles Lambert SA                  China Mobile (Hong Kong) Ltd.
Comverse Technology Inc.                     Axa
United States Cellular Corp.                 Telefonos de Mexico SA
Clear Channel Communications Inc.            Belgelectric Finance BV
---------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL                                                           MARKET
    AMOUNT                                                             VALUE
    ------                                                             -----

                   CORPORATE BONDS -- 75.6%
                   AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.7%
 $   125,000       Standard Motor Products Inc.,
                     Sub. Deb. Cv.
                     6.75%, 07/15/09 ............................     $   73,750
                                                                      ----------
                   BROADCASTING -- 8.3%
     300,000(c)    Canal Plus / Mediaset,
                     Sub. Deb. Cv.
                     3.50%, 04/01/02 ............................         93,800
     300,000       Clear Channel Communications Inc.,
                     2.63%, 04/01/03 ............................        315,375
     700,000(d)    Groupe Bruxelles Lambert SA,
                     Sub. Deb. Cv.
                     2.50%, 07/09/03 ............................        390,740
                                                                      ----------
                                                                         799,915
                                                                      ----------
                   BUSINESS SERVICES -- 1.8%
     100,000       Omnicom Group Inc.,
                     2.25%, 01/06/13 ............................        174,625
                                                                      ----------
                   COMPUTER SOFTWARE AND SERVICES -- 2.2%
  22,000,000(b)    Capcom Co. Ltd., Cv.
                     1.00%, 09/30/05 ............................        212,424
                                                                      ----------
                   DIVERSIFIED INDUSTRIAL -- 7.8%
     400,000       Comverse Technology Inc., Cv.
                     1.50%, 12/01/05 (a) ........................        342,500
     200,000(d)    Elektrim Finance,
                     Sub. Deb. Cv.
                     3.75%, 07/02/04 ............................        150,286
      99,994(d)    Finmeccanica SpA, Cv.
                     2.00%, 06/08/05 ............................         85,414
  20,000,000(b)    Nippon Ceramic Co. Ltd., Cv.
                     0.30%, 12/30/05 ............................        180,345
                                                                      ----------
                                                                         758,545
                                                                      ----------
                   ELECTRONICS -- 8.9%
     200,000       Burr-Brown Corp.,
                     Sub. Deb. Cv.
                     4.25%, 02/15/07 (a) ........................        222,000
     200,000       Cypress Semiconductor Corp., Cv.
                     4.00%, 02/01/05 ............................        168,250
  20,000,000(b)    Sanyo Electric Co. Ltd., Cv.
                     1.60%, 11/30/04 ............................        185,133
  10,000,000(b)    Sony Corp.,
                     Sub. Deb. Cv.
                     1.40%, 03/31/05 ............................        181,941
     100,000       STMicroelectronics NV,
                     Zero Coupon, 09/22/09 ......................        106,625
                                                                      ----------
                                                                         863,949
                                                                      ----------
                   ENERGY AND UTILITIES -- 4.6%
     251,460(d)    Belgelectric  Finance BV, Cv.
                     1.50%, 08/04/04 ............................        236,368


   PRINCIPAL                                                           MARKET
    AMOUNT                                                             VALUE
    ------                                                             -----

 $   110,000       Devon Energy Corp.,
                     4.95%, 08/15/08 ............................     $  109,175
     100,000       Diamond Offshore Drilling Inc.,
                     Sub. Deb. Cv.
                     3.75%, 02/15/07 ............................        101,625
                                                                      ----------
                                                                         447,168
                                                                      ----------
                   ENTERTAINMENT -- 1.0%
     100,000       Liberty Media Group,
                     Sub. Deb. Cv.
                     3.25%, 03/15/31 (a) ........................         97,375
                                                                      ----------
                   EQUIPMENT AND SUPPLIES -- 4.0%
     150,000       Antec Corp.,
                     Sub. Deb. Cv.
                     4.50%, 05/15/03 ............................         97,875
  30,000,000(b)    Sato Corp.,
                     Sub. Deb. Cv.
                     0.55%, 09/30/03 ............................        293,738
                                                                      ----------
                                                                         391,613
                                                                      ----------
                   FINANCIAL SERVICES -- 12.3%
     297,000       Axa,
                     Sub. Deb. Cv.
                     2.50%, 01/01/14 ............................        256,193
     200,000(d)    Deutsche Bank Finance NV,
                     Sub. Deb. Cv.
                     2.00%, 12/22/03 ............................        188,529
      10,901(d)    Finaxa,
                     Sub. Deb. Cv.
                     3.00%, 01/01/27 ............................         15,285
  20,000,000       Orix Corp.,
                     Sub. Deb. Cv.
                     0.38%, 03/31/05 ............................        188,428
     400,000       Swiss Life Finance Ltd., Cv.
                     2.00%, 05/20/03 ............................        403,020
     300,000       Wertt AG Versich-Beteil,
                     2.25%, 04/17/08 ............................        139,320
                                                                      ----------
                                                                       1,190,775
                                                                      ----------
                   HEALTH CARE -- 6.5%
  20,000,000(b)    Rohto Pharmaceutical Co. Ltd., Cv.
                     1.20%, 03/29/02 ............................        190,559
  20,000,000       Tanabe Seiyaku Co., Ltd., Cv.
                     0.60%, 03/31/08 ............................        226,628
  20,000,000(b)    Yamanouchi Pharmaceutical Co. Ltd., Cv.
                     1.50%, 12/31/02 ............................        217,371
                                                                      ----------
                                                                         634,558
                                                                      ----------
                   PUBLISHING -- 4.9%
     100,000(e)    Daily Mail & General Trust plc,
                     2.50%, 10/05/04 ............................        153,545
     250,000       Medya Holding,
                     Sub. Deb. Cv.
                     10.00%, 06/28/01 ...........................        160,437

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL                                                           MARKET
    AMOUNT                                                             VALUE
    ------                                                             -----

                   CORPORATE BONDS (CONTINUED)
                   PUBLISHING (CONTINUED)
    $150,000       VNU NV,
                     Sub. Deb. Cv.
                     1.75%, 11/15/04 ............................     $  159,795
                                                                      ----------
                                                                         473,777
                                                                      ----------
                   TELECOMMUNICATIONS -- 4.9%
     250,000(d)    Portugal Telecom International Finance,
                     Sub. Deb. Cv.
                     1.50%, 06/07/04 ............................        232,887
     200,000       Telefonos de Mexico SA,
                     4.25%, 06/15/04 ............................        241,760
                                                                      ----------
                                                                         474,647
                                                                      ----------
                   WIRELESS COMMUNICATIONS -- 7.7%
     275,000       China Mobile (Hong Kong) Ltd., Cv.
                     2.25%, 11/03/05 ............................        265,719
     175,000       Nextel Communications Inc.,
                     Sub. Deb. Cv.
                     4.75%, 07/01/07 ............................        154,875
     550,000       United States Cellular Corp.,
                     Zero Coupon, 06/13/15 ......................        323,125
                                                                      ----------
                                                                         743,719
                                                                      ----------
                   TOTAL CORPORATE BONDS ........................      7,336,840
                                                                      ----------
      SHARES
      ------
                   PREFERRED STOCKS -- 14.9%
                   CABLE -- 2.8%
       6,000       MediaOne Group Inc.,
                     7.00% Cv. Pfd. .............................        183,060
       4,500       UnitedGlobalCom Inc.,
                     7.00% Cv. Pfd. (a) .........................         93,937
                                                                      ----------
                                                                         276,997
                                                                      ----------

                   DIVERSIFIED INDUSTRIAL -- 2.2%
       7,500       Titan Capital Trust,
                     5.75% Cv. Pfd. .............................        210,000
                                                                      ----------
                   ENERGY AND UTILITIES -- 4.6%
       4,300       EVI Inc.,
                     5.00% Cv. Pfd. .............................        220,106
       3,000       Mirant Trust I,
                     6.25% Cv. Pfd., Ser. A .....................        223,500
                                                                      ----------
                                                                         443,606
                                                                      ----------
                   PAPER AND FOREST PRODUCTS -- 2.7%
       2,000       Amcor Ltd.,
                     7.25% Cv. Pfd. .............................         74,250
       5,000       Sealed Air Corp.,
                     $2.00 Cv. Pfd., Ser. A .....................        184,000
                                                                      ----------
                                                                         258,250
                                                                      ----------

                                                                       MARKET
       SHARES                                                          VALUE
       ------                                                          -----
                   TELECOMMUNICATIONS -- 2.4%
       5,000       BroadWing Inc.,
                     6.75% Cv. Pfd., Ser. B .....................     $  235,000
                                                                      ----------
                   WIRELESS COMMUNICATIONS -- 0.2%
       4,000       Winstar Communications Inc.,
                     7.00% Cv. Pfd ..............................         17,000
                                                                      ----------
                   TOTAL PREFERRED STOCKS .......................      1,440,853
                                                                      ----------

                   COMMON STOCKS -- 4.8%
                   BUSINESS SERVICES -- 2.4%
       3,767       Vivendi Universal SA, ADR ....................        228,469
                                                                      ----------
                   CABLE -- 0.0%
         269       UnitedGlobalCom Inc., Cl. A+ .................          3,531
                                                                      ----------
                   ENERGY AND UTILITIES -- 1.3%
       2,000       Dominion Resources Inc.+ .....................        124,540
                                                                      ----------
                   TELECOMMUNICATIONS -- 1.1%
       5,000       Cable & Wireless plc, ADR ..................          103,000
                                                                      ----------
                   WIRELESS COMMUNICATIONS -- 0.0%
         392       Winstar Communications Inc.+ .................            845
                                                                      ----------
                   TOTAL COMMON STOCKS ..........................        460,385
                                                                      ==========
                   TOTAL INVESTMENTS -- 95.3%
                     (Cost $10,681,100) .........................      9,238,078

                   OTHER ASSETS AND
                     LIABILITIES (NET) -- 4.7% ..................        452,750
                                                                      ----------
                   NET ASSETS -- 100.0%
                     (974,487 shares outstanding) ...............     $9,690,828
                                                                      ==========
------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the market value of Rule 144A securities amounted to $755,812 or 7.8% of net assets.
(b)   Principal amount denoted in Japanese Yen.
(c)   Principal amount denoted in French Francs.
(d)   Principal amount denoted in Euros.
(e)   Principal amount denoted in British Pounds.
+     Non-income producing security.
USD - U.S. Dollars.

                                  % OF MARKET        MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE           VALUE
    --------------------------    -----------      ----------
    North America .................  45.2%         $4,170,257
    Europe ........................  30.0%          2,772,245
    Japan .........................  20.3%          1,876,566
    Latin America .................   2.6%            241,760
    Asia/Pacific Rim ..............   1.9%            177,250
                                    --------       ----------
                                    100.0%         $9,238,078
                                    ======         ==========

--------------------------------------------------------------------------------

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ----------------------------------------------------------------------


     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account  directly  with us, you will be giving
     us  some  non-public   information  about  yourself.   The  non-public
     information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS
              WITH OUR  AFFILIATES  AND  TRANSACTIONS  WITH THE ENTITIES WE
              HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                     Gabelli Global Series Funds, Inc.
               THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                            One Corporate Center
                          Rye, New York 10580-1434
                               1-800-GABELLI
                              [1-800-422-3554]
                            FAX: 1-914-921-5118
                           HTTP://WWW.GABELLI.COM
                          E-MAIL: INFO@GABELLI.COM
             (Net Asset Value may be obtained daily by calling
                       1-800-GABELLI after 6:00 P.M.)

                             BOARD OF DIRECTORS
Mario J. Gabelli, CFA                           Karl Otto Pohl
CHAIRMAN AND CHIEF                              FORMER PRESIDENT
INVESTMENT OFFICER                              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK                    LAWRENCE HOSPITAL

Anthony J. Colavita                             Anthonie C. van Ekris
ATTORNEY-AT-LAW                                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                       OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA                           A. Hartswell Woodson, III
PRESIDENT AND CHIEF                             VICE PRESIDENT AND
INVESTMENT OFFICER                              PORTFOLIO MANAGER

Bruce N. Alpert                                 James E. McKee
VICE PRESIDENT AND                              SECRETARY
TREASURER


                                DISTRIBUTOR
                          Gabelli & Company, Inc.

                CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                    State Street Bank and Trust Company

                               LEGAL COUNSEL
                  Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q101SR



                                       [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND



                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2001